Exhibit 99.1

TCF Financial Corporation

Investing in the Future

1.)           Corporate Profile

At June 30, 2004

•              $11.9 billion financial holding company headquartered in Minnesota is the 40th largest(1) bank in the U.S. based on market cap ($ 4.1 billion)

•              411 bank branches, 237 branches opened since January 1, 1998 - 27th largest(2) branch network in the country.  Fourth largest(2) bank branch growth (1999 to 2003)

•              1,121 TCF EXPRESS TELLER® ATMs, 652 off-site

•              1.5 million checking accounts

•              One of the largest Visa® Classic debit card issuers

•              Annualized return to investor(3): 1 year 49.7%, 3 years 10.7%, 5 years 18.9%, 10 years 24.2%

(1)  Source: Citigate Financial Intelligence

(2)  Source: American Banker; January 15, 2004

(3)  Source: SIT Investment Associates, Inc.

2.)           Corporate Profile

At June 30, 2004

•              Bank branches located in six states: Minnesota, Illinois, Michigan, Wisconsin, Colorado and Indiana.

	At 6/30/04	At 1/1/98
Traditional	170	156
Supermarket	241	61
Total	411	217

Minnesota	100	75
Illinois	192	47
Michigan	57	60
Wisconsin	34	28
Colorado	22	7
Indiana	6	—
Total	411	217

3.)           What Makes TCF Different

•              Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services [open seven days a week, 364 days/year, traditional and supermarket branches, TCF EXPRESS TELLER® ATMs, debit cards, phone banking, TCF Totally Free OnlineSM banking (675,000 Internet banking accounts), etc.]

•              De Novo Expansion

TCF is increasing its market share through de novo expansion:

•              Opening new branches

•              Starting new businesses

•              Offering new products and services

4.)           What Makes TCF Different

•              Power Assets® and Power Liabilities®

Power Assets® (consumer loans, commercial and commercial real estate loans, and leasing and equipment finance) and low-cost Power Liabilities® (checking, savings and money market accounts) are growing and contribute a significantly high percentage of TCF’s profits.

•              Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

•              Stock Buy-Back

TCF has purchased 25.9 million shares since 1/1/98 at an average cost of $33.94 per share.

5.)           Share Repurchase Program

	1998	1999	2000	2001	2002	2003	6/04
	(000s)

Shares Purchased	7,549	4,092	3,244	3,670	3,108	3,459	753

Shares outstanding:	85,569	81,944	80,289	76,932	73,856	70,476	69,788

Average purchase price:	$27.94	$25.93	$22.76	$40.34	$47.62	$43.46	$54.28

6.)           Share Repurchase Program

•              Repurchased 740,000 shares of common stock during the 2004 second quarter at an average cost of $54.33 per share

•              Since 1/1/98,

•              TCF repurchased 25.9 million shares at an average cost of $33.94 per share

•              $878.2 million investment

•              $1.5 billion value at 6/30/04

•              At 6/30/04, 3 million shares remain available to purchase under board authorizations

7.)           Consumer Home Equity Lending +22%*

Loan-to-value	12/00	12/01	12/02	12/03	6/04
	($ millions)

80% or less	$971.7	$1,178.8	$1,488.5	$1,816.7	$1,989.3
Over 80 to 90%	$648.2	$802.1	$1,028.2	$1,370.5	$1,568.8
Over 90 to 100%	$486.5	$396.3	$385.0	$361.4	$392.6
Over 100%	$45.6	$66.6	$53.9	$39.5	$34.7

Total	$2,152	$2,444	$2,956	$3,588	$3,985

Portion of loans >90% of property value is $34.7 million

*    Twelve-month growth rate

8.)           Consumer Home Equity Loans

At June 30, 2004

•              68% loans, 32% lines of credit

•              62% variable rate (prime based) and 38% fixed rate

•              67% are 1st mortgages, 33% are 2nd mortgages

•              Average home value of $190,670

•              Yield 5.99%

•              Over-30-day delinquency rate .36%

•              Net charge-offs: 2004= .08% (annualized), 2003= .11%

•              Average loan-to-value 74%

•              Average FICO score 714

9.)           Commercial Lending +5%*

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Commercial Real Estate	$1,371.9	$1,622.5	$1,835.8	$1,916.7	$1,997.4
Commercial Business	$410.4	$422.4	$440.1	$427.7	$445.3

Total	$1,782	$2,045	$2,276	$2,344	$2,443

*  Twelve-month growth rate

10.)         Commercial Loans

At June 30, 2004

•              Commercial real estate

•              25% apartment loans

•              20% office building loans

•              6% hotel loans

•              Commercial business — $445 million

•              Yield 5.17%

•              Over-30-day delinquency rate .02%

•              Net charge-offs: 2004= 0%, 2003= .09%, 2002= ..37%

•              Approximately 98% of all commercial loans secured

•              CRE location mix: 91% Midwest, 9% Other

11.)         Leasing and Equipment Finance +21%*

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Leasing and Equipment Finance	$856	$957	$1,039	$1,160	$1,309

*    Twelve-month growth rate

12.)         Leasing and Equipment Finance

At June 30, 2004

•              Equipment type

•              30% manufacturing and construction

•              18% technology and data processing

•              17% specialty vehicle

•              11% medical

•              24% other

•              Yield 7.03%

•              Uninstalled backlog of $202.1 million; up $46.9 million from year-end 2003

•              Over-30-day delinquency rate 1.22%

•              Net charge-offs: 2004= .21% (annualized), 2003= .69%

•              $18.8 million leveraged lease with a major airline

•              Acquired VGM Leasing, Inc., specializing in home medical equipment financing in March 2004

13.)         Credit Quality

14.)         Allowance for Loan & Lease Losses

	12/00		12/01		12/02		12/03		6/04
	($ millions)

Allowance for Loan & Lease Losses	$66.7		$75.0		$77.0		$76.6		$80.0
Net Charge-offs (NCO)	$3.9		$12.5		$20.0		$12.9		$2.6

As a % of Loans & Leases:
Allowance	.78%		.91%		.95%		.92%		.90%
NCO	.05%		.15%		.25%		.16%		.06	%*
Coverage Ratio	17.3	X	6.0	X	3.8	X	5.9	X	15.3	X*

*    Annualized

15.)         Delinquencies (over 30-day)*

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Delinquencies	$58.9	$46.8	$46.3	$38.7	$38.9

Delinquencies (percent)	.69%	.57%	.57%	.47%	.44%

*     Excludes non-accrual loans and leases

16.)         Non-Performing Assets

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Non-Accrual Loans and Leases	$35.2	$52.0	$43.6	$35.4	$36.7
Real Estate Owned	$10.9	$14.6	$26.6	$33.5	$19.9
Total	$46.1	$66.6	$70.2	$68.9	$56.6

Reserves/NAs:	189%	144%	176%	216%	218%
NPAs/Assets:	.41%	.59%	.58%	.61%	.47%

17.)         Credit Quality

At June 30, 2004

•              In 2003, TCF ranked the 6th best* bank in the U.S. in net charge-offs to average loans and leases .16%

•              For the four years, 2000 - 2003, net charge-offs to average loans and leases were .15%; TCF ranked as the 4th best* bank in the U.S.

•              Non-performing assets to net loans and leases ..64%

•              Over-30-day delinquency rate .44%

•              Allowance as a multiple of annualized net charge-offs (coverage ratio), 15.3X

•              Income before income taxes and provision for loan losses as a multiple of net charge-offs, 74.5X

*     Source: Citigate Financial Intelligence (fifty largest banks)

18.)         Checking Accounts +8%*

	12/00	12/01	12/02	12/03	6/04
	(000s)

Supermarket Branches	417	499	552	611	642
Traditional Branches	714	750	786	833	861

Total	1,131	1,249	1,338	1,444	1,503

*    Twelve-month growth rate

19.)         Fee Revenue Per Retail Checking Account

	2000	2001	2002	2003	6/04*
	(In Dollars)

Fee Revenue per Retail Checking Account	$190	$209	$218	$223	$227

*     Trailing twelve months

20.)         Retail Checking Deposits +15%*

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Supermarket Branches	$475	$591	$695	$829	$912
Traditional Branches	$1,535	$1,715	$1,903	$2,146	$2,372

Total	$2,010	$2,306	$2,598	$2,975	$3,284

Average Rate:	.20%	.07%	.04%	.03%	.09%

*    Twelve-month growth rate

21.)         Retail Savings and Money Market Deposits

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Money Market	$794.2	$879.9	$791.3	$745.8	$687.9
Savings	$964.3	$1,113.4	$1,794.6	$1,771.1	$1,808.5

Total	$1,758	$1,993	$2,586	$2,517	$2,496

Average Rate:	2.29%	.81%	.78%	.41%	.35%

22.)         Banking Fees and Other Revenue1 +9%*

	2000	2001	2002	2003	2004
	($ millions)

First Quarter	$56.9	$65.6	$71.8	$81.6	$86.6
Second Quarter	$65.1	$74.7	$84.1	$92.6	$103.7
Third Quarter	$67.5	$75.1	$87.4	$93.8	$—
Fourth Quarter	$67.1	$77.6	$91.1	$90.0	$—

Total	$257	$293	$334	$358	$190

1       Consisting of fees and service charges, debit card revenue, ATM revenue, and investments and insurance commissions.

*      YTD growth rate (‘04 vs. ‘03)

23.)         New Branches

24.)         Total New Branches1

	12/98	12/99	12/00	12/01	12/02	12/03	6/04	2004 Forecast
	(#)

Supermarket	99	133	153	174	184	186	189	197
Traditional	6	7	10	16	28	42	48	64
Total	105	140	163	190	212	228	237	261

1       Branches opened since January 1, 1998

25.)         Retail Model - Net Income

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
	Net Income* ($ 000s)

Supermarket Branch	$(185)	$(41)	$24	$91	$89	$139	$188	$215	$252	$282
Traditional Branch	$(348)	$(154)	$(15)	$90	$119	$195	$253	$279	$341	$395

*     Excludes consumer lending

26.)         Branch Growth - Select Peers

Bank branch growth from 1999 to 20031

# of New Branches
TCF Financial Corp.[2]	81
Fifth Third	(30)
Bank One	(121)
U.S. Bancorp	(108)
Wells Fargo	(229)

Total Top 50 Banks	(1,977)

1 Source: American Banker, January 15, 2004

2 Fourth largest in bank branch growth

27.)         New Branch1 Total Deposits +17%*

	12/98	12/99	12/00	12/01	12/02	12/03	6/04
	($ millions)

Deposits	$190	$344	$594	$744	$1,088	$1,225	$1,366

1       Branches opened since January 1, 1998

*      Twelve–month growth rate

28.)         New Branch1 Total Checking Accounts +20%*

	12/98	12/99	12/00	12/01	12/02	12/03	6/04
	(000s)

Checking Accounts	98	189	250	340	408	492	539

1       Branches opened since January 1, 1998

*      Twelve -month growth rate

29.)         New Branch1 Banking Fees & Other Revenue2 +23%*

	1998	1999	2000	2001	2002	2003	2004
	($ millions)

First Quarter	$.8	$6.9	$11.8	$17.8	$21.8	$27.0	$32.2
Second Quarter	$3.2	$9.5	$15.2	$21.8	$27.6	$32.8	$41.4
Third Quarter	$4.5	$10.8	$16.4	$22.3	$28.5	$33.5	$—
Fourth Quarter	$5.8	$11.9	$17.4	$23.5	$29.8	$32.8	$—

Total	$14	$39	$61	$85	$108	$126	$74

1       Branches opened since January 1, 1998

2       Consisting of fees and service charges, debit card revenue, ATM revenue, and investments and insurance commissions.

*      Twelve –month growth rate

30.)         Products and Services

31.)         Campus Banking

At June 30, 2004

•              Alliances with:

•              University of Minnesota

•              University of Michigan

•              St. Cloud State University in MN

•              Minnesota State University - Mankato

•              Northern Illinois University - Dekalb

•              Saginaw Valley State University in MI

•              Brown College in MN

•              Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•              81,000 total checking accounts

•              $99.7 million in deposits

32.)         Debit Card Interchange Revenue

	2000	2001	2002	2003	2004
	($ millions)

First Quarter	$6.0	$8.1	$10.2	$13.2	$13.5
Second Quarter	$7.1	$9.3	$11.8	$14.8	$16.0
Third Quarter	$7.5	$10.1	$12.1	$12.9	$—
Fourth Quarter	$8.2	$10.1	$13.1	$12.1	$—

Total	$28.8	$37.6	$47.2	$53.0	$29.5

Sales volume:	$2,025	$2,560	$3,216	$3,899	$2,259	*

Average off-line interchange rate:	1.53%	1.55%	1.55%	1.43%	1.39	%*

*     Year-to-date

33.)         TCF Debit Card

•              One of the largest issuers of Visa® Classic debit cards

•              10.7 million average transactions per month in 2Q04

•              23% increase in sales volume1

•              Interchange revenue of $16 million in 2Q04, an increase of 9%1

•              Number of active accounts up 65,000, or 10%, from 2Q03

•              Average number of transactions per month on active cards 13.5, up 7%, from 2Q03

1   2Q04 vs. 2Q03

34.)         Small Business Checking Deposits +21%*

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Small Business Checking Deposits	$253	$313	$380	$461	$512

# of accounts	69,179	79,865	91,385	102,557	108,780

*     Twelve-month growth rate

35.)         Small Business Checking Accounts

At June 30, 2004

•              Relationship banking offering multiple product lines to business owners

•              $512 million in 0% interest checking account deposits

•              Small business loans up to $50,000; small business administration loans up to $150,000; home equity loans up to $500,000

•              Other services — payroll services, merchant processing, brokerage accounts

•              50,000 TCF Business Check CardsSM

36.)         New Products and Services

•         TCF Express CoinSM Service coin counters

•         TCF Command ProtectionSM Plan

•              Monthly payments

•              Another source of fee revenue

•         TCF Check CashingSM

•         Investments and Insurance Products

•              “Generation Advantage” life insurance product

37.)         Financial Highlights

How We Are Doing…

38.)         Diluted EPS

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004*

First Quarter									$.83	$.88
Second Quarter									$.85	$.94
Third Quarter									$.51	$—
Fourth Quarter									$.86	$—
Total Year	$.86	$1.20	$1.69	$1.76	$2.00	$2.35	$2.70	$3.15	$3.05	$1.82

*   Year-to-date

39.)         Dividend History +15%*

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

Dividends Paid	$.30	$.36	$.47	$.61	$.73	$.83	$1.00	$1.15	$1.30	$1.50	[2]

Dividend payout ratio:	35%	30%	28%	35%	36%	35%	37%	37%	43%	41%

10-year compounded annual growth rate 21%

Ranks 1st of the Top 50 Banks1

*     Annual growth rate (‘04 vs. ‘03)

1      Source:  Citigate Financial Intelligence

2      Annualized, subject to Board of Directors approval

40.)         Net Income

	2000	2001	2002	2003	2004
	($ millions)

First Quarter	$40.7	$48.2	$56.3	$60.1	$60.7
Second Quarter	$46.7	$52.0	$58.0	$60.3	$65.2
Third Quarter	$46.7	$52.9	$58.9	$36.0	$—
Fourth Quarter	$52.2	$54.2	$59.8	$59.5	$—

Total	$186	$207	$233	$216	$126

41.)         Net Interest Income

	2000	2001	2002	2003	2004
	($ millions)

First Quarter	$106.8	$113.8	$124.5	$122.4	$118.5
Second Quarter	$110.2	$119.3	$124.3	$119.8	$122.4
Third Quarter	$110.7	$122.4	$123.8	$119.9	$—
Fourth Quarter	$110.8	$125.7	$126.6	$119.1	$—

Total	$439	$481	$499	$481	$241

Net Interest Margin:	4.35%	4.51%	4.71%	4.54%	4.52	%*

*     Year-to-date

42.)         Financial Highlights

($ millions, except per-share data)

	Year-to-Date
	2004	2003	Change
Net interest income	$240.9	$242.2	(1)%
Fees & other revenue:
Banking	190.3	174.1	9
Other	34.8	23.7	47
Total fees and other revenue	225.1	197.8	14
Gains on sales of securities available for sale	12.7	32.8	(62)
Gains (losses) on termination of debt	—	(6.5)	N.M.
Gains on sale of loan servicing	0.7	—	N.M.
Other non-interest income	13.4	26.3	(49)
Total non-interest income	238.5	224.1	6
Total revenue	479.4	466.3	3
Provision for credit losses	4.2	5.8	(28)
Non-interest expense	284.6	275.5	3
Net income	$125.9	$120.4	5

Diluted EPS	$1.82	$1.68	8
ROA	2.15%	2.02%	13	bps
ROE	26.82%	24.95%	187	bps

N.M.  Not meaningful

43.)         Power ProfitsSM

Average Balance ($ millions)

Profit center net income ($ in 000s)

		YTD 2004
	Balance	Income	%
Commercial Lending	$2,392	$14,488	12%
Consumer Lending	4,079	29,003	23
Leasing and Equipment Finance	1,240	16,764	13
Mortgage Banking	99	322	—
Total Power Assets®	$7,810	60,577	48

Traditional Branches (170)	$6,135	35,350	28
Supermarket Branches (241)	1,621	16,988	14
Total Power Liabilities®	$7,756	52,338	42
Total Power Assets & Liabilities		112,915	90
Equity		12,871	10
Total Power Businesses		125,786	100
Treasury Services and Other		93	—
Net Income		$125,879	100%

44.)         Interest Rate Risk Management

Cumulative One Year Positive Gap

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Adjusted Gap	$(215)	$242	$1,110	$161	$1,015

Adjusted Gap as a % of Total Assets	(1.9)%	2.1%	9.1%	1.4%	8.5%

45.)         Summary of Consumer and Commercial Loans

($ millions)

	At June 30, 2004
	Consumer		Commercial (1)		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total

Variable-rate loans:
Immediately reprice if rate index increases(2)	$2,115	53%	$889	36%	$3,004	47%
Other(3)	364	9	233	10	597	9

Total variable-rate loans	2,479	62	1,122	46	3,601	56

Fixed-rate loans	1,546	38	412	17	1,958	30
Adjustable-rate loans(4)	—	—	909	37	909	14

Total fixed- and adjustable-rate loans	1,546	38	1,321	54	2,867	44

Total consumer and commercial loans	$4,025	100%	2,443	100%	6,468	100%

(1)   Includes commercial real estate and commercial business loans.

(2)   Loans subject to an immediate increase in interest rate if there is an increase in the prime rate or LIBOR.

(3)   The prime rate or LIBOR would need to increase to the equivalent floor rate before the loan rate would change from the floor interest rate.

(4)   These loans reprice at periodic intervals, generally 3-5 years, at which time the fixed rate adjusts to a new rate based on a specified spread to the applicable U. S. Treasury rate.

46.)         Securities Available for Sale and Residential Portfolios

Ending Balance	12/00	12/01	12/02	12/03	6/04
	($ millions)

Securities available for sale portfolio*	$1,419	$1,575	$2,355	$1,524	$1,611
Residential portfolio	3,674	2,733	1,800	1,213	1,092
Total	$5,093	$4,308	$4,155	$2,737	$2,703

Rate:	7.05%	6.76%	6.25%	5.55%	5.47%

*     Based on historical amortized cost

47.)         Industry Comparison

48.)         TCF vs. Top 50 Banks* - Return on Assets

Quarter Ended March 31, 2004

NATIONAL CITY CORP	NCC	2.61%
U S BANCORP	USB	2.14%
NEW YORK CMNTY BANCORP INC	NYB	2.12%
TCF FINANCIAL CORP	TCB	2.11%
NORTH FORK BANCORPORATION	NFB	1.96%
FIRST HORIZON NATL	FHN	1.93%
SYNOVUS FINANCIAL CP	SNV	1.91%
FIFTH THIRD BANCORP	FITB	1.88%
PNC FINANCIAL SVCS GROUP INC	PNC	1.85%
WELLS FARGO & CO	WFC	1.84%
MARSHALL & ILSLEY CORP	MI	1.69%
MERCANTILE BANKSHARES CORP	MRBK	1.64%
CITY NATIONAL CORP	CYN	1.62%
CITIGROUP INC	C	1.60%
NATIONAL COMMERCE FINANCIAL	NCF	1.57%
ASSOCIATED BANC CORP	ASBC	1.57%
BANK ONE CORP	ONE	1.56%
BANK OF NEW YORK CO INC	BK	1.47%
BB&T CORP	BBT	1.46%
COMMERCE BANCSHARES INC	CBSH	1.45%
UNIONBANCAL CORP	UB	1.43%
SOUTHTRUST CORP	SOTR	1.42%
HIBERNIA CORP -CL A	HIB	1.42%
AMSOUTH BANCORPORATION	ASO	1.40%
REGIONS FINL CORP	RF	1.39%
BANKNORTH GROUP INC	BNK	1.37%
HUNTINGTON BANCSHARES	HBAN	1.36%
ZIONS BANCORPORATION	ZION	1.34%
NORTHERN TRUST CORP	NTRS	1.30%
M & T BANK CORP	MTB	1.29%
POPULAR INC	BPOP	1.29%
COMPASS BANCSHARES INC	CBSS	1.29%
HUDSON CITY BANCORP	HCBK	1.29%
COMERICA INC.	CMA	1.28%
BANK OF AMERICA CORP	BAC	1.27%
WACHOVIA CORP	WB	1.26%
SKY FINANCIAL GR	SKYF	1.25%
KEYCORP	KEY	1.19%
MELLON FINANCIAL CORP	MEL	1.18%
WESTCORP	WES	1.18%
SUNTRUST BANKS INC	STI	1.16%
BOK FINANCIAL CORP	BOKF	1.16%
WEBSTER FINANCIAL CORP	WBS	1.15%
SOVEREIGN BANCORP INC	SOV	1.07%
COMMERCE BANCORP INC/NJ	CBH	1.06%
J P MORGAN CHASE & CO	JPM	1.01%
STATE STREET CORP	STT	1.01%
COLONIAL BANCGROUP	CNB	.98%
UNION PLANTERS CORP	UPC	.94%
PROVIDENT FINANCIAL GRP INC	PFGI	.65%
CHARTER ONE FINANCIAL INC	CF	.47%

AVERAGE		1.41%

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 3/31/04

Source:  Citigate Financial Intelligence

49.)         TCF vs. Top 50 Banks* - Return on Equity

Quarter Ended March 31, 2004

NATIONAL CITY CORP	NCC	29.58%
NORTH FORK BANCORPORATION	NFB	26.60%
MELLON FINANCIAL CORP	MEL	26.00%
TCF FINANCIAL CORP	TCB	25.90%
FIRST HORIZON NATL	FHN	25.60%
BANK OF AMERICA CORP	BAC	22.16%
CITIGROUP INC	C	21.30%
U S BANCORP	USB	20.90%
BANK ONE CORP	ONE	20.50%
WELLS FARGO & CO	WFC	20.31%
AMSOUTH BANCORPORATION	ASO	19.80%
FIFTH THIRD BANCORP	FITB	19.70%
PNC FINANCIAL SVCS GROUP INC	PNC	19.40%
HUNTINGTON BANCSHARES	HBAN	18.40%
COMPASS BANCSHARES INC	CBSS	18.20%
SYNOVUS FINANCIAL CP	SNV	18.00%
POPULAR INC	BPOP	17.95%
COMMERCE BANCORP INC/NJ	CBH	17.91%
MARSHALL & ILSLEY CORP	MI	17.42%
ASSOCIATED BANC CORP	ASBC	17.37%
BANK OF NEW YORK CO INC	BK	17.17%
J P MORGAN CHASE & CO	JPM	17.00%
CITY NATIONAL CORP	CYN	16.75%
HUDSON CITY BANCORP	HCBK	16.75%
NORTHERN TRUST CORP	NTRS	16.74%
SOUTHTRUST CORP	SOTR	16.58%
UNIONBANCAL CORP	UB	16.00%
STATE STREET CORP	STT	15.60%
ZIONS BANCORPORATION	ZION	15.54%
SKY FINANCIAL GR	SKYF	15.54%
WACHOVIA CORP	WB	15.37%
REGIONS FINL CORP	RF	15.14%
HIBERNIA CORP -CL A	HIB	14.66%
SUNTRUST BANKS INC	STI	14.65%
KEYCORP	KEY	14.47%
WESTCORP	WES	14.37%
WEBSTER FINANCIAL CORP	WBS	14.28%
BANKNORTH GROUP INC	BNK	14.13%
COMMERCE BANCSHARES INC	CBSH	14.10%
SOVEREIGN BANCORP INC	SOV	13.72%
BB&T CORP	BBT	13.17%
COLONIAL BANCGROUP	CNB	13.10%
NATIONAL COMMERCE FINANCIAL	NCF	12.90%
NEW YORK CMNTY BANCORP INC	NYB	12.82%
COMERICA INC.	CMA	12.71%
BOK FINANCIAL CORP	BOKF	12.59%
MERCANTILE BANKSHARES CORP	MRBK	12.12%
PROVIDENT FINANCIAL GRP INC	PFGI	11.68%
M & T BANK CORP	MTB	11.19%
UNION PLANTERS CORP	UPC	9.54%
CHARTER ONE FINANCIAL INC	CF	6.18%

AVERAGE		16.67%

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 3/31/04

Source:  Citigate Financial Intelligence

50.)         TCF vs. Top 50 Banks* - Net Charge-Offs

Quarter Ended March 31, 2004

NEW YORK CMNTY BANCORP INC	NYB	—%
TCF FINANCIAL CORP	TCB	.02%
NORTHERN TRUST CORP	NTRS	.02%
CITY NATIONAL CORP	CYN	.05%
MERCANTILE BANKSHARES CORP	MRBK	.05%
BANK OF NEW YORK CO INC	BK	.07%
MARSHALL & ILSLEY CORP	MI	.08%
WACHOVIA CORP	WB	.13%
WEBSTER FINANCIAL CORP	WBS	.13%
SYNOVUS FINANCIAL CP	SNV	.16%
NORTH FORK BANCORPORATION	NFB	.16%
REGIONS FINL CORP	RF	.17%
ASSOCIATED BANC CORP	ASBC	.20%
M & T BANK CORP	MTB	.20%
BANKNORTH GROUP INC	BNK	.21%
COLONIAL BANCGROUP	CNB	.21%
COMMERCE BANCORP INC/NJ	CBH	.22%
CHARTER ONE FINANCIAL INC	CF	.24%
NATIONAL COMMERCE FINANCIAL	NCF	.28%
SKY FINANCIAL GR	SKYF	.30%
SUNTRUST BANKS INC	STI	.30%
BOK FINANCIAL CORP	BOKF	.31%
SOUTHTRUST CORP	SOTR	.31%
FIRST HORIZON NATL	FHN	.34%
HIBERNIA CORP -CL A	HIB	.36%
BB&T CORP	BBT	.36%
AMSOUTH BANCORPORATION	ASO	.38%
NATIONAL CITY CORP	NCC	.42%
ZIONS BANCORPORATION	ZION	.53%
HUNTINGTON BANCSHARES	HBAN	.53%
COMPASS BANCSHARES INC	CBSS	.55%
FIFTH THIRD BANCORP	FITB	.56%
COMMERCE BANCSHARES INC	CBSH	.61%
WELLS FARGO & CO	WFC	.61%
HUDSON CITY BANCORP	HCBK	.67%
SOVEREIGN BANCORP INC	SOV	.68%
PNC FINANCIAL SVCS GROUP INC	PNC	.68%
COMERICA INC.	CMA	.69%
POPULAR INC	BPOP	.70%
KEYCORP	KEY	.71%
PROVIDENT FINANCIAL GRP INC	PFGI	.73%
UNION PLANTERS CORP	UPC	.73%
BANK OF AMERICA CORP	BAC	.77%
BANK ONE CORP	ONE	.78%
U S BANCORP	USB	.79%
J P MORGAN CHASE & CO	JPM	.79%
UNIONBANCAL CORP	UB	.80%
CITIGROUP INC	C	2.02%
WESTCORP	WES	2.27%

WEIGHTED AVERAGE		.81%

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 3/31/04

Source:  Citigate Financial Intelligence

51.)         TCF vs. Top 50 Banks* - Loan Loss Coverage

Quarter Ended March 31, 2004

(Multiple)

NORTHERN TRUST CORP	NTRS	51.2X
CITY NATIONAL CORP	CYN	45.2X
TCF FINANCIAL CORP	TCB	38.3X
MERCANTILE BANKSHARES CORP	MRBK	34.7X
MELLON FINANCIAL CORP	MEL	17.9X
WACHOVIA CORP	WB	12.0X
CHARTER ONE FINANCIAL INC	CF	10.3X
WESTCORP	WES	10.1X
ASSOCIATED BANC CORP	ASBC	8.7X
SYNOVUS FINANCIAL CP	SNV	8.7X
M & T BANK CORP	MTB	8.6X
ZIONS BANCORPORATION	ZION	8.5X
REGIONS FINL CORP	RF	8.4X
NATIONAL COMMERCE FINANCIAL	NCF	6.9X
FIRST HORIZON NATL	FHN	6.9X
NORTH FORK BANCORPORATION	NFB	6.4X
BB&T CORP	BBT	6.1X
COLONIAL BANCGROUP	CNB	5.9X
BOK FINANCIAL CORP	BOKF	5.6X
UNIONBANCAL CORP	UB	5.5X
SKY FINANCIAL GR	SKYF	4.8X
COMMERCE BANCORP INC/NJ	CBH	4.7X
SOUTHTRUST CORP	SOTR	4.6X
HUDSON CITY BANCORP	HCBK	4.5X
HIBERNIA CORP -CL A	HIB	4.0X
SUNTRUST BANKS INC	STI	4.0X
STATE STREET CORP	STT	3.5X
NATIONAL CITY CORP	NCC	3.4X
AMSOUTH BANCORPORATION	ASO	3.4X
BANKNORTH GROUP INC	BNK	3.4X
BANK ONE CORP	ONE	3.1X
KEYCORP	KEY	2.9X
COMERICA INC.	CMA	2.9X
FIFTH THIRD BANCORP	FITB	2.8X
COMMERCE BANCSHARES INC	CBSH	2.7X
POPULAR INC	BPOP	2.6X
HUNTINGTON BANCSHARES	HBAN	2.6X
COMPASS BANCSHARES INC	CBSS	2.6X
SOVEREIGN BANCORP INC	SOV	2.5X
PNC FINANCIAL SVCS GROUP INC	PNC	2.4X
WELLS FARGO & CO	WFC	2.4X
U S BANCORP	USB	2.4X
BANK OF AMERICA CORP	BAC	2.3X
J P MORGAN CHASE & CO	JPM	2.1X
UNION PLANTERS CORP	UPC	1.9X
CITIGROUP INC	C	1.3X
WEBSTER FINANCIAL CORP	WBS	1.3X

WEIGHTED AVERAGE		2.2X

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 3/31/04

Source:  Citigate Financial Intelligence

52.)         TCF vs. Top 50 Banks* - Net Interest Margin

Quarter Ended March 31, 2004

WEBSTER FINANCIAL CORP	WBS	5.03%
WELLS FARGO & CO	WFC	4.94%
CITY NATIONAL CORP	CYN	4.66%
COMMERCE BANCSHARES INC	CBSH	4.57%
TCF FINANCIAL CORP	TCB	4.52%
NATIONAL COMMERCE FINANCIAL	NCF	4.39%
BOK FINANCIAL CORP	BOKF	4.37%
NORTH FORK BANCORPORATION	NFB	4.33%
ZIONS BANCORPORATION	ZION	4.32%
U S BANCORP	USB	4.29%
SYNOVUS FINANCIAL CP	SNV	4.24%
PROVIDENT FINANCIAL GRP INC	PFGI	4.17%
NATIONAL CITY CORP	NCC	4.16%
UNIONBANCAL CORP	UB	4.14%
BANK OF NEW YORK CO INC	BK	4.09%
NEW YORK CMNTY BANCORP INC	NYB	4.00%
M & T BANK CORP	MTB	3.92%
COMMERCE BANCORP INC/NJ	CBH	3.86%
COMERICA INC.	CMA	3.83%
UNION PLANTERS CORP	UPC	3.82%
POPULAR INC	BPOP	3.80%
ASSOCIATED BANC CORP	ASBC	3.80%
KEYCORP	KEY	3.74%
SKY FINANCIAL GR	SKYF	3.71%
MELLON FINANCIAL CORP	MEL	3.69%
COMPASS BANCSHARES INC	CBSS	3.68%
FIRST HORIZON NATL	FHN	3.68%
BANKNORTH GROUP INC	BNK	3.64%
FIFTH THIRD BANCORP	FITB	3.60%
COLONIAL BANCGROUP	CNB	3.57%
REGIONS FINL CORP	RF	3.56%
SOVEREIGN BANCORP INC	SOV	3.56%
WACHOVIA CORP	WB	3.55%
SOUTHTRUST CORP	SOTR	3.50%
MERCANTILE BANKSHARES CORP	MRBK	3.45%
HUNTINGTON BANCSHARES	HBAN	3.36%
PNC FINANCIAL SVCS GROUP INC	PNC	3.30%
AMSOUTH BANCORPORATION	ASO	3.28%
BANK ONE CORP	ONE	3.25%
J P MORGAN CHASE & CO	JPM	3.22%
SUNTRUST BANKS INC	STI	3.13%
WESTCORP	WES	3.09%
CHARTER ONE FINANCIAL INC	CF	3.04%
HIBERNIA CORP -CL A	HIB	2.69%
MARSHALL & ILSLEY CORP	MI	2.17%
HUDSON CITY BANCORP	HCBK	2.17%
BANK OF AMERICA CORP	BAC	1.90%
NORTHERN TRUST CORP	NTRS	1.73%
STATE STREET CORP	STT	1.36%
BB&T CORP	BBT	1.05%
CITIGROUP INC	C	—%

AVERAGE		3.56%

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 3/31/04

Source:  Citigate Financial Intelligence

53.)         TCF vs. Top 50 Banks* - Price/Est. Forward EPS

Quarter Ended March 31, 2004

(Multiple)

HUDSON CITY BANCORP	HCBK	26.34X
NORTHERN TRUST CORP	NTRS	17.92X
COMMERCE BANCORP INC/NJ	CBH	17.52X
STATE STREET CORP	STT	16.93X
PROVIDENT FINANCIAL GRP INC	PFGI	16.33X
SYNOVUS FINANCIAL CP	SNV	15.57X
FIFTH THIRD BANCORP	FITB	15.30X
MELLON FINANCIAL CORP	MEL	14.83X
BANK OF NEW YORK CO INC	BK	14.52X
BANK ONE CORP	ONE	14.31X
NATIONAL COMMERCE FINANCIAL	NCF	13.96X
NEW YORK CMNTY BANCORP INC	NYB	13.88X
COMMERCE BANCSHARES INC	CBSH	13.83X
M & T BANK CORP	MTB	13.57X
MERCANTILE BANKSHARES CORP	MRBK	13.33X
COLONIAL BANCGROUP	CNB	13.31X
CITY NATIONAL CORP	CYN	13.22X
SOUTHTRUST CORP	SOTR	13.22X
BANKNORTH GROUP INC	BNK	13.19X
BOK FINANCIAL CORP	BOKF	13.18X
COMPASS BANCSHARES INC	CBSS	13.08X
MARSHALL & ILSLEY CORP	MI	12.95X
SKY FINANCIAL GR	SKYF	12.72X
TCF FINANCIAL CORP	TCB	12.58X
SUNTRUST BANKS INC	STI	12.52X
COMERICA INC.	CMA	12.49X
ASSOCIATED BANC CORP	ASBC	12.48X
PNC FINANCIAL SVCS GROUP INC	PNC	12.32X
WELLS FARGO & CO	WFC	12.24X
WEBSTER FINANCIAL CORP	WBS	12.19X
NORTH FORK BANCORPORATION	NFB	12.16X
KEYCORP	KEY	12.07X
HUNTINGTON BANCSHARES	HBAN	11.97X
UNION PLANTERS CORP	UPC	11.94X
HIBERNIA CORP -CL A	HIB	11.80X
J P MORGAN CHASE & CO	JPM	11.75X
CITIGROUP INC	C	11.75X
U S BANCORP	USB	11.57X
ZIONS BANCORPORATION	ZION	11.51X
FIRST HORIZON NATL	FHN	11.49X
AMSOUTH BANCORPORATION	ASO	11.47X
BB&T CORP	BBT	11.46X
SOVEREIGN BANCORP INC	SOV	11.39X
REGIONS FINL CORP	RF	11.10X
UNIONBANCAL CORP	UB	11.10X
POPULAR INC	BPOP	11.05X
CHARTER ONE FINANCIAL INC	CF	11.05X
WACHOVIA CORP	WB	11.01X
NATIONAL CITY CORP	NCC	10.72X
BANK OF AMERICA CORP	BAC	10.11X
WESTCORP	WES	9.73X

AVERAGE		13.11X

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 3/31/04

Source:  Citigate Financial Intelligence

54.)         Total Market Returns*

At June 30, 2004

	Annualized
	1 Year	3 Years	5 Years	10 Years
TCF Stock	49.71%	10.67%	18.91%	24.19%
US Bancorp	18.00%	10.90%	3.28%	24.22%
Fifth Third Bancorp	(4.28)%	(1.84)%	5.66%	19.95%
Wells Fargo & Company	17.34%	10.06%	8.56%	18.77%
S&P MidCap Index	27.98%	6.58%	9.05%	15.47%
Dow Jones Industrial Average	18.54%	1.83%	.86%	13.32%
S&P Bank Composite	15.44%	4.33%	1.25%	11.96%
S&P 500 Index	19.11%	(.70)%	(2.20)%	11.83%
Bank One Corp	39.99%	14.98%	(.28)%	9.45%

*   Assumes dividend reinvestment

Source:  SIT Investment Associates, Inc.

55.)         Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results,plans or performance.  In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others.  Forward-lookingstatements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-lookingstatements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties.  These include but are not limited to possiblelegislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; ability to increase the number ofchecking accounts and the possibility that deposit account losses (fraudulent checks,etc.) may increase; reduced demand for financial services and loan and lease products;adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches;  changesin accounting policies and guidelines, or monetary, fiscal or tax policies of the federal or state governments; changes in credit and other risks posed by TCF’s loan,lease and investment portfolios, including declines in commercial or residential real estate values; technological, computer-related or operational difficulties; adversechanges in securities markets; the risk that TCF could be unable to effectively manage the volatility of its mortgage banking business, which could adversely affectearnings; and results of litigation or other significant uncertainties.  Investors should consult TCF’s Annual Report to Shareholders and reports on Forms 10-K, 10-Qand 8-K for additional important information about the Company.

56.)

NYSE: TCB

The Leader In Convenience Banking

Stock Price Performance

(In Dollars)

Year-Ending	Stock Price	Dividend Paid
Dec-93	$8.50	$.17
Dec-94	$10.31	$.25
Dec-95	$16.56	$.30
Dec-96	$21.75	$.36
Dec-97	$33.94	$.47
Dec-98	$24.19	$.61
Dec-99	$24.88	$.73
Dec-00	$44.56	$.83
Dec-01	$47.98	$1.00
Dec-02	$43.69	$1.15
Dec-03	$51.35	$1.30
Jun-04	$58.05	$1.50	(annualized)

57.)

Appendix

58.)

Risk Based Capital

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Actual	$826	$834	$851	$842	$952
Minimum Requirement	$570	$593	$622	$628	$666
Well Capitalized Requirement	$712	$741	$777	$785	$833

Tier 1:	10.66%	10.24%	9.96%	9.75%	9.57%
Total:	11.59%	11.26%	10.95%	10.73%	11.43%

59.)

Leasing and Equipment Finance

Power Assets®

($ 000s)

	6/30/2004	12/31/2003	Change
Manufacturing	$232,187	$198,321	$33,866
Technology and data processing	231,921	249,515	(17,594)
Specialty vehicles	223,399	225,073	(1,674)
Construction	157,718	133,104	24,614
Medical	145,155	33,462	111,693
Trucks and trailers	79,739	89,262	(9,523)
Furniture and fixtures	54,833	54,052	781
Printing	43,009	38,977	4,032
Material handling	28,166	27,111	1,055
Aircraft	22,741	23,965	(1,224)
Other	90,296	87,555	2,741
Total	$1,309,164	$1,160,397	$148,767

60.)

Leasing and Equipment Finance

Summary of Operations

($ 000s)

For the Three Months Ended June 30:	2004	2003	Change
Net interest income	$14,209	$11,139	$3,070
Provision for credit losses	2,526	2,376	150
Non-interest income	12,391	11,457	934
Non-interest expense	11,106	9,335	1,771
Pre-tax income	12,968	10,885	2,083
Income tax expense	4,616	4,026	590
Net Income	$8,352	$6,859	$1,493

ROA	2.48%	2.48%

61.)

Leasing and Equipment Finance

Credit Quality

Over 30-day delinquency as a percentage of portfolio at:	6/30/2004	12/31/2003
Middle market	.44%	.88%
Winthrop	4.60	1.14
Wholesale	.44	.29
Small ticket	.52	.56
Leveraged leases	—	—
Subtotal	1.14	.81
Truck and trailer	4.13	3.66
Total	1.22	.93

62.)

Net Charge-offs by Business Line

($ 000s)

		2Q04	2Q03
	$	%*	$	%*
Consumer	$719.07%		$457.06%
Commercial real estate	(15)	—	(20)	—
Commercial business	(16)	(.01)	781.67
Leasing and equipment finance:
Leasing and equipment finance without truck and trailer		1,298.42	1,547.63
Truck and trailer		80.80	477	2.28
Total leasing and equipment finance		1,378.43	2,024.76
Subtotal		2,066.11	3,242.20
Residential real estate		33.01	2	—
Total	$2,099.10		$3,244.16

*  Annualized

63.)

Return to Shareholders1 +24%*

Period Ending

						Index Value
	3/31/1994	3/31/1995	3/31/1996	3/31/1997	3/31/1998	3/31/1999	3/31/2000	3/31/2001	3/31/2002	3/31/2003	3/31/2004
	($)

TCF Financial Corporation	$100.00	$145.26	$249.97	$278.62	$486.13	$382.86	$359.69	$586.95	$836.36	$653.17	$857.44
S&P 500	$100.00	$115.66	$152.96	$183.32	$271.88	$322.76	$382.00	$298.86	$299.95	$225.62	$305.34
SNL All Bank & Thrift Index	$100.00	$110.69	$168.14	$226.17	$362.08	$357.41	$338.99	$389.92	$433.86	$373.28	$541.39

1       Assumes $100 invested March 31, 1994 with dividends reinvested

*      Annualized return since 3/31/94

Source:  SNL Securities LC

Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted EPS).

Fee Revenue Per Retail Checking Account

Total fees associated with usage of retail and small business checking accounts divided by the average number of retail and small business checking accounts.

Fees and Other Revenue

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Core checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.